UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2007

BRAND ENERGY & INFRASTRUCTURE SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-102511-14	13-3909682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 South Main Street
Kennesaw, GA 30144
(Address of Principal Executive Offices, including Zip Code)

Telephone: (770) 514-1411

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On January 18, 2007 Brand Energy & Infrastructure Services, Inc. made a presentation to prospective lenders for the purposes of financing the acquisition of all of its issued and outstanding shares of common stock by FR Brand Acquisition Corp., an entity majority-owned by funds sponsored by First Reserve Corporation. Certain information disclosed in this presentation has not been previously publicly reported. A copy of such information contained in the presentation is attached as Exhibit 99.1 to this report and incorporated herein by reference.

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to liability of that section.

Item 9.01 Financial Statements and Exhibits

(d)          Exhibits

Exhibit #	Description

99.1	Lenders’ Presentation of Brand Energy & Infrastructure Services, Inc. dated January 18, 2007

99.2	Supplemental Information to Lenders' Presentation dated January 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brand Energy & Infrastructure Services, Inc.

Dated:	January 19, 2007	By:	/s/ Anthony A. Rabb
			Name:	Anthony A. Rabb
			Title:	Chief Financial Officer and Vice President, Finance